POWER OF ATTORNEY


KNOW  ALL  MEN  BY  THESE  PRESENTS:

THAT SYSTEMS ATLANTA COMMERCIAL SYSTEMS, INC., a Georgia corporation, ("Seller") hereby constitutes and appoints POMEROY COMPUTER RESOURCES, INC. ("Purchaser No. 1"), its successors and assigns, the true and lawful attorney of Seller with full power of substitution, in the name of Purchaser No. 1, or the name of Seller, on behalf of and for the benefit of Purchaser No. 1, to collect all receivables and other items being transferred and assigned to Purchaser No. 1 as provided herein, to endorse, without recourse, any and all checks in the name of Seller the proceeds of which Purchaser No. 1 is entitled to hereunder, to institute and prosecute, in the name of Seller or otherwise, all proceedings which Purchaser No. 1 may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Purchased Assets No. 1, to defend and compromise any and all actions suits and proceedings in respect of any of the Purchased Assets No. 1, and to do all such acts and things in relation thereto as Purchaser No. 1 may deem advisable. Seller agrees that the foregoing powers are coupled with an interest and shall be irrevocable by Seller, directly or indirectly, by the dissolution of Seller or in any manner or for any reason. Seller further agrees that Purchaser No. 1 shall retain for its own account any amounts collected pursuant to the foregoing powers, and Seller shall pay or transfer to Purchaser No. 1, if and when received, any amounts which shall be received by Seller after the Closing in respect of any receivables or other assets, properties, rights or business to be transferred and assigned to Purchaser No. 1 as provided herein.

Seller hereby gives unto Purchaser No. 1 full power to do and perform any, all and every act requisite, necessary or proper to be done in carrying out the purposes for which this power is granted as might or could be done if personally present, with full power of substitution or revocation.
This  power  shall  survive  the  liquidation  or  dissolution  of  Seller.



IN WITNESS WHEREOF, Systems Atlanta Commercial Systems, Inc. has caused this instrument to be executed by its officer thereunto duly authorized as of this ____ day of May, 1999.

WITNESSES                               SYSTEMS ATLANTA COMMERCIAL SYSTEMS, INC.
                                        a  Georgia  corporation

______________________________

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______________________________          BY:___________________________________
                                         B.  Scott  Dobson,  Vice-  President

STATE  OF  ____________
COUNTY  OF ____________,  ss

     BE IT REMEMBERED, that on this ____ day of May, 1999, before me, the undersigned, a Notary Public in and for said County, personally appeared B. Scott Dobson, who acknowledged himself to be the Vice-President of Systems Atlanta Commercial Systems, Inc., a Georgia corporation, and that he, as such Vice-President being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Vice-President.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on the day and year last above written.


                                   _________________________________
                                   NOTARY  PUBLIC

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